EXHIBIT 25.1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF

A TRUSTEE PURSUANT TO SECTION 305(b)(2)

Wells Fargo Bank, National Association

(Exact name of trustee as specified in its charter)

A National Banking Association	94-1347393
(Jurisdiction of incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification No.)

101 North Phillips Avenue Sioux Falls, South Dakota (Address of principal executive offices)	57104 (Zip Code)

Wells Fargo & Company

Law Department, Trust Section
MAC N9305-175
Sixth Street and Marquette Avenue, 17th Floor
Minneapolis, Minnesota 55479
(612) 667-4608
(Name, address and telephone number of agent for service)

Renal Care Group, Inc.1

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	62-1622383 (I.R.S. Employer Identification No.)

2525 West End Avenue, Suite 600 Nashville, Tennessee (Address of principal executive offices)	37203 (Zip Code)

9.00% Senior Subordinated Notes due 2011

(Title of the indenture securities)

[1]	See Table 1 — List of additional obligors, each of whose address of principal executive offices is 2525 West End Avenue, Suite 600, Nashville, Tennessee 37203.

Table 1

      The following subsidiaries of Renal Care Group, Inc. are guarantors of the exchange notes and are co-obligors:

	State of	I.R.S. Employer
	Incorporation or	Identification
Exact Name of Additional Obligors as Specified in its Charter	Organization	Number

NNA of Oklahoma, Inc.	Nevada	62-1842289
NNA of Georgia, Inc.	Delaware	62-1765493
NNA of Alabama, Inc.	Alabama	63-1223468
NNA Management Company of Kentucky, Inc.	Kentucky	30-0005692
National Nephrology Associates Management Company of Texas, Inc.	Texas	74-2928108
NNA of Nevada, Inc.	Nevada	88-0435032
National Nephrology Associates Credit Corporation	Tennessee	62-1838600
NNA of Toledo, Inc.	Ohio	34-1938916
NNA of Rhode Island, Inc.	Rhode Island	05-0513853
NNA Properties of New Jersey, Inc.	New Jersey	68-0510777
NNA Management Company of Louisiana, Inc.	Louisiana	62-1848873
Renex Corp.	Florida	65-0422087
Renex Management Services, Inc.	Florida	65-0837198
Dialysis Services of Atlanta, Inc.	Georgia	65-0830360
Renex Dialysis Clinic of Penn Hills, Inc.	Pennsylvania	25-1852225
Renex Dialysis Clinic of Shaler, Inc.	Pennsylvania	25-1849434
Renex Dialysis Clinic of Doylestown, Inc.	Pennsylvania	62-1851530
Renex Dialysis Clinic of Amesbury, Inc.	Massachusetts	04-3257975
Renex Dialysis Clinic of North Andover, Inc.	Massachusetts	04-3333073
Renex Dialysis Clinic of South Georgia, Inc.	Georgia	58-2383123
Renex Dialysis Clinic of Creve Couer, Inc.	Missouri	43-1690517
Renex Dialysis Clinic of St. Louis, Inc.	Missouri	43-1856441
Renex Dialysis Clinic of Bridgeton, Inc.	Missouri	43-1717348
Renex Dialysis Clinic of Union, Inc.	Missouri	43-1808427
Renex Dialysis Homecare of Greater St. Louis, Inc.	Missouri	43-1690516
Renex Dialysis Clinic of Maplewood, Inc.	Missouri	43-1804718
Renex Dialysis Clinic of University City, Inc.	Missouri	43-1655681
Renex Dialysis Facilities, Inc.	Mississippi	64-0798295
Renex Dialysis Clinic of Bloomfield, Inc.	New Jersey	22-3572775
Renex Dialysis Clinic of Orange, Inc.	New Jersey	22-3461798
Renex Dialysis Clinic of Philadelphia, Inc.	Pennsylvania	23-2812511
Renex Dialysis Clinic of Pittsburgh, Inc.	Pennsylvania	25-1732278
Renex Dialysis Clinic of Woodbury, Inc.	New Jersey	22-3461795
Renex Dialysis Clinic of Tampa, Inc.	Florida	59-3244925
Dialysis Associates Medical Supply, LLC	Tennessee	62-1735243
NNA-Saint Barnabas, L.L.C.	New Jersey	14-1851729
NNA-Saint Barnabas — Livingston, L.L.C.	New Jersey	74-3070647
NNA of Oklahoma, L.L.C.	Oklahoma	73-1574780
NNA of Louisiana, LLC	Louisiana	62-1848891
Doylestown Acute Renal Services, L.L.C.	Pennsylvania	25-1863010
NNA of Newark, L.L.C.	New Jersey	22-3757537

	State of	I.R.S. Employer
	Incorporation or	Identification
Exact Name of Additional Obligors as Specified in its Charter	Organization	Number

National Nephrology Associates of Texas, L.P.	Texas	74-2928010
NNA Properties of Kentucky, Inc.	Kentucky	68-0510773
NNA Properties of Tennessee, Inc.	Tennessee	62-1869541
NNA Transportation Services Corporation	Tennessee	62-1820401
Renal Care Group East, Inc.	Pennsylvania	23-1906900
Renal Care Group Michigan, Inc.	Delaware	62-1738445
Michigan Home Dialysis Center, Inc.	Michigan	38-2903593
Renal Care Group of the Midwest, Inc.	Kansas	48-0828924
Four State Regional Dialysis Center, Inc.	Missouri	43-1331335
Fort Scott Regional Dialysis Center, Inc.	Missouri	43-1474377
Miami Regional Dialysis Center, Inc.	Missouri	43-1750093
RCG Mississippi, Inc.	Delaware	62-1628022
Renal Care Group of the Southeast, Inc.	Florida	59-2851389
Northeast Alabama Kidney Clinic, Inc.	Alabama	63-1181899
Renal Care Group Texas, Inc.	Texas	75-1739434
Dialysis Management Corporation	Texas	74-2596786
RCG PA Merger Corp.	Texas	62-1710515
STAT Dialysis Corporation	Delaware	74-2775421
Angleton Dialysis, Inc.	Texas	76-0534299
Brazoria Kidney Center, Inc.	Texas	76-0499032
Fondren Dialysis Clinic, Inc.	Texas	76-0149309
Wharton Dialysis, Inc.	Texas	76-0534300
Jefferson County Dialysis, Inc.	Arkansas	71-0728066
KDCO, Inc.	Missouri	43-1796126
Lawton Dialysis Inc.	Arkansas	71-0719733
Little Rock Dialysis, Inc.	Arkansas	71-0672705
Northwest Dialysis, Inc.	Arkansas	72-1306514
RenaLab, Inc.	Delaware	62-1694655
RCG Finance, Inc.	Delaware	62-1710512
RenalPartners, Inc.	Delaware	72-1365907
RenalNet, Inc.	Delaware	72-1365902
Wound Care Group, Inc.	Delaware	74-2775420
Diabetes Care Group, Inc.	Delaware	62-1817411
Renal Care Group Arizona, Inc.	Arizona	86-0441493
Renal Care Group Northwest, Inc.	Delaware	93-1236337
RenalNet Arizona, Inc.	Arizona	62-1757004
RCG University Division, Inc.	Tennessee	62-1555316
R.C.G. Supply Company	Tennessee	62-1564034
Renal Care Group Alaska, Inc.	Alaska	92-0166049
Renal Care Group Southwest Holdings, Inc.	Delaware	62-1757004
Dialysis Centers of America — Illinois, Inc.	Illinois	37-1341578
SSKG, Inc.	Illinois	36-4085833
Renal Care Group Ohio, Inc.	Delaware	25-1789562
Physicians Dialysis Company, Inc.	Pennsylvania	23-2858927
Dialysis Licensing Corp.	Delaware	62-1864410

	State of	I.R.S. Employer
	Incorporation or	Identification
Exact Name of Additional Obligors as Specified in its Charter	Organization	Number

RCGIH, Inc.	Delaware	62-1864412
Renal Care Group Southwest, L.P.	Delaware	86-0960418
Arizona Renal Investments, LLC	Delaware	86-1017618
RCG Indiana, L.L.C.	Delaware	62-1674489
Kidney Disease Center of the Ozarks, L.L.C.	Missouri	43-1734859
Stuttgart Dialysis, LLC	Arkansas	71-0779483
RCG West Health Supply, L.C.	Arizona	86-0738042
Renal Care Group Texas, LP	Delaware	84-1620338

      Item 1. General Information. Furnish the following information as to the trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency Treasury Department Washington, D.C.

Federal Deposit Insurance Corporation Washington, D.C.

Federal Reserve Bank of San Francisco San Francisco, California 94120

(b) Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

      Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

      Item 15. Foreign Trustee. Not applicable.

      Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.	A copy of the Articles of Association of the trustee now in effect.*
Exhibit 2.	A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**
Exhibit 3.	See Exhibit 2
Exhibit 4.	Copy of By-laws of the trustee as now in effect.***
Exhibit 5	Not applicable.
Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.
Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.****
Exhibit 8.	Not applicable.
Exhibit 9.	Not applicable.

*	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

**	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

***	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

****	Wells Fargo Bank Minnesota, National Association was consolidated into Wells Fargo Bank, National Association effective February 20, 2004.

SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 16th day of April 2004.

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ MICHAEL T. LECHNER

Michael T. Lechner
Assistant Vice President

EXHIBIT 6

April 16, 2004

Securities and Exchange Commission

Washington, D.C. 20549

Gentlemen:

      In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ MICHAEL T. LECHNER

Michael T. Lechner
Assistant Vice President

EXHIBIT 7

Consolidated Report of Condition of

Wells Fargo Bank Minnesota, National Association

of Sixth Street and Marquette Avenue, Minneapolis, MN 55479
And Foreign and Domestic Subsidiaries,
at the close of business December 31, 2003, filed in accordance with 12 U.S.C. § 161 for National Banks.

Dollar amounts
in millions

ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	$1,322
Interest-bearing balances	127
Securities:
Held-to-maturity securities	0
Available-for-sale securities	2,568
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	1,053
Securities purchased under agreements to resell	0
Loans and lease financing receivables:
Loans and leases held for sale	14,457
Loans and leases, net of unearned income	27,715
LESS: Allowance for loan and lease losses	284
Loans and leases, net of unearned income and allowance	27,431
Trading Assets	49
Premises and fixed assets (including capitalized leases)	180
Other real estate owned	12
Investments in unconsolidated subsidiaries and associated companies	0
Customers’ liability to this bank on acceptances outstanding	22
Intangible assets
Goodwill	291
Other intangible assets	9
Other assets	1,281

Total assets	$48,802

LIABILITIES
Deposits:
In domestic offices	$29,890
Noninterest-bearing	17,097
Interest-bearing	12,793
In foreign offices, Edge and Agreement subsidiaries, and IBFs	4
Noninterest-bearing	0
Interest-bearing	4
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices	9,295
Securities sold under agreements to repurchase	237
Trading liabilities	2
Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)	4,543
Bank’s liability on acceptances executed and outstanding	22
Subordinated notes and debentures	0
Other liabilities	973

Total liabilities	$44,966
Minority interest in consolidated subsidiaries	0
EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	100
Surplus (exclude all surplus related to preferred stock)	2,134
Retained earnings	1,546
Accumulated other comprehensive income	56
Other equity capital components	0

Total equity capital	3,836

Total liabilities, minority interest, and equity capital	$48,802

I, Karen B. Martin, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

Karen B. Martin
Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Jon R. Campbell
Marilyn A. Dahl
Gerald B. Stenson
Directors

EXHIBIT 7

Consolidated Report of Condition of

Wells Fargo Bank National Association

of 420 Montgomery Street, San Francisco, CA 94163
And Foreign and Domestic Subsidiaries,
at the close of business December 31, 2003, filed in accordance with 12 U.S.C. § 161 for National Banks.

Dollar amounts
in millions

ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	$11,411
Interest-bearing balances	3,845
Securities:
Held-to-maturity securities	0
Available-for-sale securities	17,052
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	516
Securities purchased under agreements to resell	109
Loans and lease financing receivables:
Loans and leases held for sale	14,571
Loans and leases, net of unearned income	172,511
LESS: Allowance for loan and lease losses	1,554
Loans and leases, net of unearned income and allowance	170,957
Trading Assets	6,255
Premises and fixed assets (including capitalized leases)	2,067
Other real estate owned	144
Investments in unconsolidated subsidiaries and associated companies	306
Customers’ liability to this bank on acceptances outstanding	68
Intangible assets
Goodwill	6,814
Other intangible assets	7,501
Other assets	8,858

Total assets	$250,474

LIABILITIES
Deposits:
In domestic offices	$157,695
Noninterest-bearing	44,315
Interest-bearing	113,380
In foreign offices, Edge and Agreement subsidiaries, and IBFs	16,249
Noninterest-bearing	6
Interest-bearing	16,243
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices	14,685
Securities sold under agreements to repurchase	1,613
Trading liabilities	4,277
Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)	18,212
Bank’s liability on acceptances executed and outstanding	68
Subordinated notes and debentures	6,742
Other liabilities	7,358

Total liabilities	$226,899
Minority interest in consolidated subsidiaries	60
EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	520
Surplus (exclude all surplus related to preferred stock)	17,709
Retained earnings	4,920
Accumulated other comprehensive income	366
Other equity capital components	0

Total equity capital	23,515

Total liabilities, minority interest, and equity capital	$250,474

I, James E. Hanson, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

James E. Hanson
Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Carrie L. Tolstedt

Howard Atkins
John Stumpf
Directors